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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report on the financial statements of BCE West Bagels, L.L.C. (and to all references to our Firm) included in or made a part of this current report on Form 8-K/A.



                                                        ARTHUR ANDERSEN LLP


Denver, Colorado

March 16, 1998